10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period 1/1/04-12/31/04 Fund VA High Income Security Evergreen Resources Inc Advisor EIMCO Transaction

 Date

3/5/2004

Cost

$19,842

Offering Purchase
0.010%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
BNP PARIBAS
UBS Financial Services, Inc.
Wachovia Securities, Inc.
Banc One Capital Markets, Inc.

Fund

VA High Income Fund

Security

Pierre Foods

Advisor

EIMCO

Transaction
 Date

6/24/2004

Cost

$15,000

Offering Purchase

0.012%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Wachovia Securities, Inc.

Fund

VA Core Bond Fund

Security

Morgan Stanley

Advisor

EIMCO

Transaction
 Date

1/6/2004

Cost

$200,000

Offering Purchase
0.010%
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Banc One Capital Markets, Inc.
ABN Amro
Blaylock & Partners, L.P.


Fund

VA Special Values Fund

Security

Endurance Specialty Holdings Ltd

Advisor

EIMCO

Transaction

 Date

3/3/2004

Cost

$102,459

Offering Purchase
0.033%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.


Fund

VA Special Values Fund

Security

Assured Guaranty Ltd*
Advisor

EIMCO

Transaction
 Date

4/22/2004

Cost

$295,200

Offering Purchase

0.033%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Goldman, Sachs & Co.

Citigroup Global Markets, Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.


Fund

VA Special Values Fund

Security

Assured Guaranty Ltd*
Advisor

EIMCO

Transaction
 Date

4/22/2004

Cost

$1,800

Offering Purchase
0.000%
Broker
Blaylock & Partners
Underwriting
Syndicate
Members
Banc of America Securities LLC
Goldman, Sachs & Co.
Citigroup Global Markets, Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.


Fund

VA Growth Fund

Security
Kinetic Concepts Inc*
Advisor
EIMCO

Transaction
 Date

2/23/2004

Cost

$33,000

Offering Purchase

0.006%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.


Fund

VA Special Values Fund

Security

Advance America Cash Advance

Advisor

EIMCO

Transaction
 Date

12/15/04

Cost

$24,000

Offering Purchase
0.007%
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Banc of America Securities LLC
Wachovia Securities, Inc.
Allen & Company, LLC
Stephens, Inc.